COMPUTATIONAL MATERIALS FOR RAMP SERIES 2003-RS3 TRUST
GMAC RFC Securities [GRAPHIC OMITTED]
--------------------------------------------------------------- ----------------


                       New Issue Computational Materials



                           $850,000,000 (Approximate)

                Mortgage Asset-Backed Pass-Through Certificates,
                                Series 2003-RS3


                   Residential Asset Mortgage Products, Inc.
                                   Depositor

                           RAMP Series 2003-RS3 Trust
                                     Issuer

                        Residential Funding Corporation
                           Seller and Master Servicer




Any transactions in the certificates will be effected through Residential Funding Securities Corporation.


                                   April 2003

--------------------------------------------------------------------------------

This Information was prepared by Deutsche Bank Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION


The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.


Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

RESIDENTIAL FUNDING CORPORATION
RAMP 2003-RS3
Computational Materials: Preliminary Term Sheet (Page 1)
--------------------------------------------------------------------------------

                                          $850,000,000 (Approximate)
----------------------------------------------------------------------------------------------------
                                    OVERVIEW
----------------------------------------------------------------------------------------------------
                                   TO 10% CALL
------------ ----------- --------- --------- -------- ---------- ---------- -------------- ---------
                                                                 PRINCIPAL
-----------                                  PAYMENT  INTEREST   PAYMENT        FINAL      EXPECTED
                                   WAL       DELAY    ACCRUAL     WINDOW      SCHEDULED    RATINGS
             AMOUNT (1)    TYPE    (YRS)     (DAYS)     BASIS    (MONTHS)   DISTRIBUTION   (M / S)
CERTIFICATES                       (2) (3)                                      DATE
                                                                 ---------- --------------
------------ ----------- --------- --------- -------- ---------- ---------- -------------- ---------

A-I-1(5)     127,100,000 Floating    1.00       0     Act/360    05/03 -      June 2023    Aaa /
                                                                     05/05                   AAA
A-I-2(6)     66,200,000   Fixed      3.00      24     30/360     05/05 -      September    Aaa /
                                                                     08/07      2029         AAA
A-I-3(6)     19,500,000   Fixed      5.00      24     30/360     08/07 -    January 2031   Aaa /
                                                                     02/09                   AAA
A-I-4(6)     30,200,000   Fixed      7.79      24     30/360     02/09 -     April 2033    Aaa /
(7)                                                                  09/11                   AAA
A-I-5(6)     30,000,000  Fixed /     6.48      24     30/360     06/06 -    October 2032   Aaa /
                           NAS                                       09/11                   AAA
A-I-IO(9)    300,000,000 Fixed IO    n/a       24     30/360        n/a     October 2005   Aaa /
                                                                                             AAA
M-I-1(6)     9,750,000.00 Fixed      5.55      24     30/360     05/06 -     April 2033    Aa2 / AA
(7)                                                                  09/11
M-I-2(6)     9,000,000.00 Fixed      5.55      24     30/360     05/06 -     April 2033     A2 / A
(7)                                                                  09/11
M-I-3(6)     8,250,000.00 Fixed      5.22      24     30/360     05/06 -     April 2033    Baa2 /
(7)                                                                  09/11                   BBB
------------ ----------- --------- --------- -------- ---------- ---------- -------------- ---------
TOTAL        $300,000,000
------------ ----------- --------- --------- -------- ---------- ---------- -------------- ---------
A-II    (4)  $550,000,000Floating    2.83        0    Act/360    05/03 -     April 2033    Aaa /
(7) (8)                                                              04/11                   AAA
------------ ----------- --------- --------- -------- ---------- ---------- -------------- ---------
TOTAL        $850,000,000

(1) _____ Class sizes subject to a 10% variance.

(2) Pricing Prepayment Speed Assumption: -Group I Loans: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter) -Group II Loans: 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter)

(3) Each Certificate is illustrated as priced to the 10% clean-up call of the related Loan Group.

(4) _____ Ambac will guarantee timely interest and ultimate principal, on the A-II Certificates subject to certain limitations, as described herein.

(5) _____ The lesser of (i) one-month LIBOR plus the related margin and (ii) the weighted average of the net mortgage rates of the group I mortgage loans adjusted for the interest payable to the Class A-I-IO Certificates from May 2003 through October 2005.
(6) _____ The pass-through rate on the Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, and the Class M-I Certificates will be equal to the related fixed rate per annum, subject to the Group I Adjusted Net WAC Cap.
(7) _____ If the 10% optional call for Loan Group I is not exercised, the related fixed rate per annum on the Class A-I-4 Certificates and Class M-I Certificates will increase by 0.50% per annum on the second distribution date after the first possible optional call date. Likewise, if the 10% optional call for Loan Group II is not exercised, the margin on the Class A-II Certificates will double on the second distribution date after the first possible optional call date.

(8) The least of (i) one-month LIBOR plus the related margin, (ii) the Group II Net WAC Cap and (iii) 14.00% per annum.

(9) _____ The notional principal balance is the lesser of a scheduled principal balance and the aggregate principal balance of the group I mortgage loans.

--------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW
--------------------- ----------------------------------------------------------
Offered Securities:

|X| The Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-IO Certificates ("Class A-I Certificates") and the Class M-I-1, Class M-I-2 and Class M-I-3 Certificates ("Class M-I Certificates") are primarily backed by first lien, fixed-rate mortgage loans (the "Group I Loans").

|X|  The  Class  A-II   Certificates   are  primarily   backed  by  first  lien,
     adjustable-rate mortgage loans (the "Group II Loans").

|X|  _____ Two groups: Group I (fixed) and Group II (adjustable).

Collateral
Description:


|X| Loan Group I will consist primarily of first lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $300,414,168 as of the Cut-off Date.

|X| _____ Loan Group II will consist primarily of first lien, adjustable-rate mortgage loans with an aggregate principal balance of approximately $550,104,892 as of the Cut-off Date.

Negotiated Conduit
Asset Program:

          The mortgage loans to be included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. The NCA program includes mortgage loans that do not meet the guidelines for Residential Funding's standard securitization programs. Examples include mortgage loans with greater debt-to-income ratios, mortgage loans with a combination of higher LTV for reduced documentation type, or mortgage loans with a combination of higher LTV for the credit grade.


          Residential Funding's standard programs are identified as follows:

                      |X| _____ Jumbo A program, under which Residential Funding
                          purchases "A quality," non-conforming mortgage loans, which are then securitized under the RFMSI shelf.

                      |X| _____   Expanded   Criteria   program,   under   which
                          Residential Funding purchases mortgage loans to "A quality" borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf.

                      |X| _____ Home Solution  program,  under which Residential
                          Funding purchases first lien mortgage loans with LTV's up to 107 and for which the related borrowers may have limited cash, may not want to take cash out of their investments, or may want to finance the full value of the home plus closing costs, which are then securitized under the RAMP-RZ shelf.

                      |X| _____  AlterNet   program,   under  which  Residential
                          Funding purchases mortgage loans with characteristics that do not meet traditional "A quality" credit requirements, which are then securitized under the RASC shelf.


                      In addition, the NCA program includes mortgage loans, identified as "Seasoned Loans," that were included in mortgage pools previously securitized by affiliates of Residential Funding. These mortgage loans may not conform to Residential Funding's current underwriting criteria or documentation requirements.

                      |X|     Residential Asset Mortgage Products, Inc. ("RAMP")
Depositor:

Seller & Master
Servicer:

          |X| Residential Funding Corporation (the "Seller", "Master Servicer" or "RFC"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Servicer:

          |X| HomeComings Financial Network, Inc. ("HomeComings"), a wholly-owned subsidiary of RFC, will act as Servicer with respect to approximately 92.32% of the fixed-rate mortgage loans and approximately 96.63% of the adjustable-rate mortgage loans.

Class A-II
Certificate Insurer:


          |X| Ambac Assurance Corporation ("Ambac"), rated Aaa by Moody's and AAA by Standard & Poor's.

   One-Month  LIBOR  Cap:

          |X| The trust will include a One-Month LIBOR Cap for the Distribution ______ Date in May 2003 through the Distribution Date in April 2005 with a strike price of [1.31]%. Payments from the One-Month LIBOR Cap, if any, will be used to reimburse the certificate insurer and to cover certain losses and interest shortfalls on the Class A-II Certificates.

--------------------- ----------------------------------------------------------
                      |X|     JPMorgan Chase Bank
Trustee:
Underwriters:

          |X|  Lead  Deutsche  Bank   Securities  Inc.   Manager:   J.P.  Morgan
               Securities Inc. and Residential Funding

          |X|  Securities Corporation
                          Co-Managers:
Statistical
Calculation Date:


          |X| The information presented is based upon the statistical calculation date of March 1, 2003. The weighted average mortgage loan characteristics presented herein are not expected to materially change at closing.


Cut-off Date:         |X|     April 1, 2003.
Settlement Date:      |X|     On or about April 29, 2003.

          |X| 25th of each month (or the next the business day if such a day is not a business day) commencing in May 2003.

Distribution Date:
Credit Enhancement: A. SUBORDINATION (CLASS A-I AND CLASS M-I CERTIFICATES ONLY)
                      |X| _____ Except as described  below,  with respect to the
                          Group I Loans, if the Class M-I Certificates remain outstanding, losses on the Group I Loans which are not covered by excess cash flow or overcollateralization will be allocated to the class of Class M-I Certificates with the lowest payment priority, and the other classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the Class M-I Certificates are outstanding, all such losses will be allocated to the Class A-I Certificates as described in the prospectus supplement.
                          Class Initial Subordination*

                              Class A-I     9.75%
                              Class M-I-1   6.50%
                              Class M-I-2   3.50%
                              Class M-I-3   0.75%

                   *(Includes the overcollateralization provisions as described herein)

                      B. AMBAC WRAP (CLASS A-II CERTIFICATES ONLY)

                      |X| _____ Ambac will guarantee:  (a) interest on the Class
                          A-II  Certificates at the related  Pass-Through  Rate,
                          (b) the amount of any losses allocated to the Class A-II Certificates not covered by excess cash flow or overcollateralization and (c) the payment of principal on the Class A-II Certificates by no later than the March 2033 distribution date. The policy will not guarantee any interest shortfalls relating to the Relief Act, prepayment interest shortfalls, basis risk shortfalls, or any deferred interest with respect to the loans with a negative amortization feature.

     C. OVERCOLLATERALIZATION ("OC")
                          GROUP I                            GROUP II
          Initial (%      |X|     0.00%     Initial          |X|     0.00%
     Orig.) _________________________________ (%Orig.)
          OC Target (%    |X|     0.75%     OC Target (%     |X|     10.25%
     Orig.)                                 Orig.)
          Stepdown(1)     |X|     1.50%     Stepdown(1)      |X|     20.50%
          OC Floor (%     |X|     0.50%     OC Floor (%      |X|     0.50%
     Orig.) _________________________________ Orig.)

                      (1) Subject to certain trigger events as specified in the underlying documents. D. CROSS-COLLATERALIZATION |X| The trust provides for cross-collateralization through the
                          application of excess cash flow generated by one loan group to cover losses and to fund the required level of OC in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group.

                      E. EXCESS SPREAD

 |X|     Group I: Initially equal to approximately 304 bps per annum.
 |X|     Group II: Initially equal to approximately 641 bps per annum.

--------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW
Optional Call:

          |X| If the aggregate principal balance of either the Group I Loans or Group II Loans falls below 10% of the original principal balance of the respective group (the "Optional Call Date"), the Master Servicer may terminate the trust with respect to that loan group. However, no termination of the trust with respect to the Group I Loans will be permitted if the Class A-II Certificate Insurer can show a reasonable probability that it would result in a draw on the Policy, and no termination of the trust with respect to the Group II Loans will be permitted if it would result in a draw on the Policy, unless the Class A-II Certificate Insurer consents to the termination. The optional calls are independent of each other.
Taxation:

          |X|  One or more REMIC elections.

ERISA
Considerations:

          |X| It is expected that the Class A-I and Class A-II Certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

Legal Investment:

          |X|  None of the Offered Certificates will be SMMEA-eligible.


Form of
Registration:

          |X|  _____ Book-entry form through DTC, Clearstream and Euroclear.


Min. Denominations:

          |X| $25,000 and integral multiples of $1 in excess thereof for the Class _______ A-I Certificates and Class M-I-1 Certificates.

          |X| _____ $250,000 and integral multiples of $1 in excess for the Class M-I-2 Certificates and M-I-3 Certificates.

--------------------------------------------------------------------------------

                               STRUCTURE OVERVIEW
Interest Accrual
Period:

          |X| Classes A-I-2 through A-I-5, Class A-I-IO, and Class M-I: the __________ calendar month preceding the current Distribution Date on a 30/360 basis.

          |X| _____ Class A-I-1 and Class A-II: from and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.

Pass-Through Rates:

          |X| Group I: Interest will accrue on the Group I Certificates at the lesser of (a) the applicable fixed rate or adjustable rate coupon and (b) the Group I Adjusted Net WAC Cap.

                      |X| _____  The   fixed   rate   used  to   determine   the
                          Pass-Through Rate on the Class A-I-4 Certificates and the Class M-I Certificates will increase by 0.50% per annum on the second Distribution Date after the first possible Optional Call Date.
                      |X| _____ Group I Adjusted  Net WAC Cap:  With  respect to
                          Class A-I and Class M-I Certificates, for the Distribution Date in May 2003 through October 2005, the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans ("Group I Net WAC Cap"), adjusted for the interest payable to the Class A-I-IO Certificate. For any subsequent distribution date, the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans.
                      |X| _____ Any Class A-I and Class M-I  interest  shortfall
                          due to the Group I Adjusted Net WAC Cap will carry forward with interest thereon. ("Group I Net WAC Cap Carry-Forward Amount").
                      |X| _____ Group II: On each  Distribution  Date, the Class
                          A-II Pass-Through Rate will be a per annum rate equal to the least of (x) with respect to any Distribution Date which occurs prior to the second distribution date after the first Optional Call Date, One-Month LIBOR plus [__]% (the "Class A-II Margin"), and for any Distribution Date thereafter, One-Month LIBOR plus 2 times the Class A-II Margin, (y) 14%, and (z) the Group II Net WAC Cap Rate.

                      |X| _____  Group  II Net  WAC  Cap:  With  respect  to any
                          Distribution Date and the Group II Certificates, the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans, adjusted for the actual number of days in the related accrual period.

                      |X| _____ Any Class A-II basis risk  shortfall  due to the
                          applicable cap will carry forward with interest provided such shortfall shall be limited to that resulting from the excess of interest calculated at 14% over the interest calculated at the Group II Net WAC Cap Rate ("Group II Net WAC Cap Carry-Forward Amount").
Class A-I-IO
Certificate:

          |X| The notional principal balance for any Distribution Date will be equal to the lesser of (i) the amount set forth on the schedule found on p. 11 for such Distribution Date; and (ii) the aggregate principal balance of the Group I mortgage loans.

                      |X|     Master servicing fee and sub-servicing fee of:
Weighted Average              0.35% for Group I
Monthly Fees:                 0.53% for Group II

                      |X| _____ Class A-II Certificate  Policy premium as stated
                          in the underlying documents.

Net Mortgage Rate:

          |X| With respect to any mortgage loan, the mortgage rate minus (a) the ________ master servicing fee, (b) the sub-servicing fee and
               (c) an amount in respect of the premium on the Class A-II Policy, multiplied by a fraction equal to (x) the Aggregate Certificate Principal Balance of the Class A-II Certificates over (y) the aggregate stated principal balance of the Group II mortgage loans, if applicable.

--------------------------------------------------------------------------------

                            STRUCTURE OVERVIEW
Group I Stepdown
Date:


          |X| The Distribution Date which is the later to occur of (x) the Distribution Date in May 2006 and (y) the first Distribution Date on which the sum of the aggregate principal balance of the Class M-I Certificates and the Group I Overcollateralization Amount immediately prior to that Distribution Date is equal to or greater than [19.50]% of the aggregate principal balance of the Group I Loans as of the end of the preceding due period.

Group I Principal
Distribution Amount:


          |X| As to any Distribution Date, the lesser of (i) the aggregate principal balance of the Class A-I and Class M-I Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the Group I Loans and (b) the Group I
               Overcollateralization Increase Amount less (c) the Group I Overcollateralization Reduction Amount.

          |X| _____ Class A-I-5 Lockout Distribution Amount: For any Distribution Date, the product of (x) the Class A-I-5 Lockout Percentage for that Distribution Date and (y) the Class A-I-5 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-5 Lockout Distribution Amount for a Distribution Date exceed the Principal Distribution Amount for Loan Group I for that Distribution Date.

                      |X|     CLASS A-I-5 LOCKOUT PERCENTAGE
                                DISTRIBUTION DATES           LOCKOUT PERCENTAGE
                                May 2003 through and                         0%
                      including April 2006
                                May 2006 through and                        45%
                      including April 2008
                                May 2008 through and                        80%
                      including April 2009
                                May 2009 through and                       100%
                      including April 2010
                                May 2010 and thereafter                    300%



Class A-I-5 Pro Rata
 Distribution  Amount


          |X| _____ For any Distribution Date, an amount equal to the product of (x) a __________________ fraction, the numerator of which is the principal balance of the _______ Class A-I-5 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate principal balance of the Class A-I Certificates immediately prior to that Distribution Date and (y) the Class A-I Principal Distribution Amount for that Distribution Date.


Class A-I Principal
Distribution Amount:

          |X| _____ With respect to any Distribution Date (i) prior to the Group I ______ Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the Group I Principal Distribution Amount for that Distribution Date or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:


          |X| the Group I Principal Distribution Amount for that Distribution Date; and

          |X| the excess, if any, of (A) the aggregate principal balance of the Class A-I Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

          |X| PRIORITY OF DISTRIBUTION FOR THE CLASS A-I PRINCIPAL DISTRIBUTION AMOUNT

          |X| First, to the Class A-I-5 Certificates an amount equal to the Class A-I-5 Lockout Distribution Amount; and

          |X| _____ Second, to the Class A-I Certificates, other than the Class A-I-IO Certificates, sequentially.

-------------------------------------------------------------------------------
                               STRUCTURE OVERVIEW
Class M-I-1 Principal  Distribution  Amount:



          |X| _____ With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a ______ Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after reducing the Class A-I principal balance to zero or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

          |X| _____ the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount; and

          |X| the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-I Certificates (after taking into account the payment of the Class A-I Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-I-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.


Class M-I-2  Principal Distribution  Amount


          |X| _____ With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after reducing the Class A-I principal balance and the Class M-I-1 principal balance to zero or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

          |X| _____ the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount; and

          |X| the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-I Certificates and Class M-I-1 Certificates (after taking into account the payment of the Class A-I Principal Distribution Amount and Class M-I-1 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-I-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.


Class M-I-3 Principal Distribution  Amount:

          |X| _____ With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a ______ Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I principal balance, the Class M-I-1 principal balance and the Class M-I-2 principal balance to zero or or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

          |X| _____ the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I, Class M-I-1 and Class M-I-2 Principal Distribution Amount; and

          |X| the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-I, Class M-I-1 and Class M-I-2 Certificates (after taking into account the payment of the Class A-I, Class M-I-1 and Class M-I-2 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-I-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

--------------------------------------------------------------------------------

                               STRUCTURE OVERVIEW
Group I
Overcollateralization
Amount:

          |X| With respect to any Distribution Date and the Group I Loans, the excess, if any, of the aggregate principal balance of the Group I Loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate principal balance of the Class A-I Certificates and Class M-I Certificates, other than the Class A-I-IO Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Group I Required
Overcollateralization
Amount:

          |X| With respect to any Distribution Date and the Group I Loans, (a) if such Distribution Date is prior to the Group I Stepdown Date, [0.75]% of the aggregate principal balance of the Group I Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group I Stepdown Date, the greater of (i) [1.50]% of the then current aggregate principal balance of the Group I Loans as of the end of the related Due Period and (ii) the Group I Overcollateralization Floor; provided, however, that in the event certain trigger events specified in the underlying documents are not satisfied, the Group I Required Overcollateralization Amount shall be such amount on the immediately preceding Distribution Date.

Group I Trigger
Event:

          |X| A Group I Trigger Event is in effect with respect to any Distribution Date if either the three-month average of sixty-day or more delinquent Group I loans (including foreclosure and REO), as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds the Group I Senior Enhancement Percentage or cumulative realized losses on the Group I loans as a percentage of the initial aggregate principal balance of the Group I loans as of the Cut-off Date exceed the following amounts:

                                              Months 36-47               [2.25]%
                                              Months 48-59               [2.75]%
                                              Months 60-71               [3.25]%
                                        Months 72 and thereafter         [3.50]%
Group I Senior
Enhancement
Percentage:

          |X|  For any  Distribution  Date, the percentage  obtained by dividing
               (x) the sum of (i) the aggregate principal balance of the Class M-I-1, Class M-I-2 and Class M-I-3 Certificates and (ii) the Group I Overcollateralization Amount, in each case prior to the distribution of the Group I Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date.

Group I
Overcollateralization
Floor:

          |X| As to the Group I Loans, an amount equal to 0.50% of the aggregate principal balance of the Group I Loans as of the Cut-Off Date.

Group I Overcollateralization Increase  Amount:

          |X| _____ With respect to any Distribution Date and the Group I Loans, an amount equal to the lesser of (i) available excess cash flow from the Group I Loans and (ii) the excess, if any, of (x) the related Group I Required Overcollateralization Amount for that Distribution Date over (y) the Group I Overcollateralization Amount for that Distribution Date.

Group I
Overcollateralization
Reduction Amount:

          |X| With respect to any Distribution Date for which the Group I Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Group I Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the Group I Loans for that Distribution Date.
Group I Excess
Overcollateralization
Amount:

          |X| With respect to any Distribution Date, the excess, if any, of the Group I Overcollateralization Amount over the Group I Required Overcollateralization Amount.


Group I      |X|     As to any class of Class A-I or Class M-I Certificates, the
Subordination       respective percentage set forth below.
Percentage:                   Class:        Percentage:
                              Class A-I     [80.50]%
                              Class M-I-1   [87.00]%
                              Class M-I-2   [93.00]%
                              Class M-I-3   [98.50]%

Group I Principal
Distributions:

          |X| The Class A-I Principal Distribution Amount to the Class A-I Certificates in accordance with the priorities set forth herein;

          |X| The Class M-I-1 Principal Distribution Amount to the Class M-I-1 Certificates;

          |X| The Class M-I-2 Principal Distribution Amount to the Class M-I-2 Certificates; and

          |X| The Class M-I-3 Principal Distribution Amount to the Class M-I-3 Certificates.

--------------------- ----------------------------------------------------------
Group II Stepdown
Date:

          |X| The later to occur of (x) the Distribution Date in November 2005 and (y) the first Distribution Date on which the Group II overcollateralization amount immediately prior to that Distribution Date is equal to or greater than [20.50]% of the aggregate stated principal balance of the Group II Loans as of the end of the preceding due period.

Group II
Overcollateralization
Amount:

          |X| With respect to any Distribution Date and the Group II Loans, the excess, if any, of the aggregate principal balance of the Group II Loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate principal balance of the Class A-II Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.


Group II  Overcollateralization
Increase  Amount:

          |X| _____ With respect to any Distribution Date and the Group II Loans, an amount equal to the lesser of (i) available excess cash flow from the Group II Loans and (ii) the excess, if any, of (x) the related Group II Required Overcollateralization Amount for that Distribution Date over (y) the Group II Overcollateralization Amount for that Distribution Date.
Group II
Overcollateralization
Reduction Amount:

          |X| With respect to any Distribution Date for which the Group II Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Group II Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the Group II Loans for that Distribution Date.
Group II Excess
Overcollateralization
Amount:


          |X| With respect to any Distribution Date, the excess, if any, of the Group II Overcollateralization Amount over the Group II Required Overcollateralization Amount.
Group II Required
Overcollateralization
Amount:

          |X| With respect to any Distribution Date and the Group II Loans, (a) if such Distribution Date is prior to the Group II Stepdown Date, [10.25]% of the aggregate principal balance of the Group II Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group II Stepdown Date, the greater of (i) [20.50]% of the then current aggregate principal balance of the Group II Loans as of the end of the related Due Period and (ii) the Group II Overcollateralization Floor, provided, however, that in the event certain trigger events specified in the underlying documents are not satisfied, the Group II Required
               Overcollateralization Amount shall be such amount on the immediately preceding Distribution Date.
Group II
Overcollateralization
Floor:

          |X| As to the Group II Loans, an amount equal to 0.50% of the aggregate principal balance of the Group II Loans as of the Cut-Off Date.
Group II Principal
Distribution:
Compensating
Interest:

          |X| Group II available principal will be distributed to the Class A-II Certificates until paid in full.

          |X| The Master Servicer will be required to cover Prepayment Interest Shortfalls in full up to either (i) the lesser of (a) one-twelfth of 0.125% and (b) the sum of the Master Servicing Fee payable to the Master Servicer plus reinvestment income for such distribution date, or (ii) Excess Cash Flow, subject to the priority of distribution for Excess Cash Flow.
Advances:

          |X|  The  Master  Servicer  will  advance  delinquent   principal  and
               interest  to the extent the  advance is  recoverable  from future
               collections      on     the      loan.

--------------------------------------------------------------------------------
                               STRUCTURE OVERVIEW
Priority of
Distributions:


     Payments to the holders of the Certificates will be made from the available amount from each loan group generally as follows:

     (1)   _____   Distribution  of  interest  to  the  related
                            certificates in the priority described herein;

                      (2)   _____  Distribution  of  principal  to  the  related
                            certificates,    other   than   the   Class   A-I-IO
                            Certificates, in the priority described herein;

                      (3) _____ Distribution of principal to the related certificates, other than the Class A-I-IO Certificates, and subsequently, to the non-related certificates, other than the Class A-I-IO Certificates, to cover some realized losses, in the priority described herein;

                      (4) _____ Reimbursement to the certificate insurer for prior draws made on The Policy;

                      (5) _____ Distribution of additional principal to the related certificates, other than the Class A-I-IO Certificates, and subsequently, to the non-related certificates, other than the Class A-I-IO Certificates, from the excess interest on the related mortgage loans, until the required level of overcollateralization is reached;

                      (6)   _____  Payment  to  the  related   certificates  and
                            subsequently, to the non-related certificates in respect of prepayment interest shortfalls;

                      (7) _____ Payment to the Class A-II Certificates in respect of any Group II Net WAC Carry-Forward Amount;

                      (8) _____ Payment of any Group I Net WAC Cap Carry Forward Amount sequentially as follows (a) first, to the Class A-I Certificates, on a pro rata basis, and
                            (b) second, to the Class M-I-1, Class M-I-2 and Class M-I-3 Certificates, in that order; and
                      (9) _____ Distribution of any remaining funds to the non-offered certificates.

    ----------------------------------------------------------------------
                          IO SENSITIVITY ANALYSIS
    ----------------------------------------------------------------------
                                TO 10% CALL
                                                       -----------
    CPR                59.00%    60.00%      61.00%      62.00%     63.00%

    CLASS A-I-IO
    Yield @ 0.88393      3.750      3.750       2.528       0.208    (3.303)
    (30/360)
    Mod. Duration (yrs)   0.80       0.80        0.79        0.80       0.80
    Window              1 - 30     1 - 30      1 - 29      1 - 29     1 - 28
                                                       -----------

    --------------------------- ---------- ----------- ----------- ----------


                      -----------------------------------------------
                       EXHIBIT I: A-I-IO NOTIONAL BALANCE
                      -----------------------------------------------
                                     PERIOD         NOTIONAL BALANCE
                                          1             $300,000,000
                                          2              277,000,000
                                          3              256,000,000
                                          4              237,000,000
                                          5              219,000,000
                                          6              202,000,000
                                          7              187,000,000
                                          8              172,000,000
                                          9              159,000,000
                                         10              147,000,000
                                         11              136,000,000
                                         12              125,000,000
                                         13              116,000,000
                                         14              107,000,000
                                         15               99,000,000
                                         16               91,000,000
                                         17               84,000,000
                                         18               78,000,000
                                         19               72,000,000
                                         20               66,000,000
                                         21               61,000,000
                                         22               57,000,000
                                         23               52,000,000
                                         24               48,000,000
                                         25               45,000,000
                                         26               41,000,000
                                         27               38,000,000
                                         28               35,000,000
                                         29               32,000,000
                                         30               30,000,000
                      ---------------------- ------------------------
                      Assumes a fixed coupon of 1.00%


-------------------------------------------------------------------------------
                          GROUP I SENSITIVITY ANALYSIS
-------------------------------------------------------------------------------
                                   TO 10% CALL
                                                              ----------
FIXED / ADJUSTABLE % OF    0.00% /     11.50% /   17.25% /    23.00% /   28.75% /    34.50% /
HEP                          0.00%      12.50%      18.75%     25.00%      31.25%      37.50%

CLASS A-I-1
Yield @ 100.00 (ACT/360)        1.404      1.404       1.404      1.404       1.404       1.404
Avg. Life (yrs)                 11.67       1.91        1.31       1.00        0.81        0.68
Mod. Duration (yrs)             10.64       1.89        1.31       1.00        0.81        0.68
Window                        1 - 240     1 - 50      1 - 34     1 - 25      1 - 20      1 - 17

CLASS A-I-2
Yield @ 100.00 (30/360)         3.249      3.225       3.205      3.185       3.162       3.141
Avg. Life (yrs)                 23.49       6.66        4.14       3.00        2.28        1.87
Mod. Duration (yrs)             16.19       5.85        3.81       2.81        2.17        1.79
Window                      240 - 317   50 - 129     34 - 74    25 - 52     20 - 36     17 - 30

CLASS A-I-3
Yield @ 100.00 (30/360)         4.290      4.278       4.264      4.244       4.224       4.194
Avg. Life (yrs)                 27.08      12.40        7.72       5.00        3.72        2.68
Mod. Duration (yrs)             15.76       9.44        6.43       4.41        3.38        2.48
Window                      317 - 333  129 - 171    74 - 116    52 - 70     36 - 51     30 - 35

CLASS A-I-4
Yield @ 100.00 (30/360)         5.618      5.608       5.599      5.585       5.567       5.544
Avg. Life (yrs)                 28.11      15.14       10.97       7.79        5.66        4.22
Mod. Duration (yrs)             13.87       9.98        8.01       6.15        4.72        3.65
Window                      333 - 338  171 - 183   116 - 134   70 - 101     51 - 80     35 - 65

CLASS A-I-5
Yield @ 100.00(30/360)          5.179      5.160       5.155      5.151       5.145       5.137
Avg. Life (yrs)                 13.55       7.86        7.04       6.48        5.80        5.08
Mod. Duration (yrs)              9.25       6.21        5.70       5.33        4.88        4.36
Window                       37 - 338   37 - 183    37 - 134   38 - 101     40 - 80     42 - 65

CLASS M-I-1
Yield @ 100.00(30/360)          5.627      5.606       5.591      5.574       5.560       5.550
Avg. Life (yrs)                 25.17      10.44        7.36       5.55        4.57        4.04
Mod. Duration (yrs)             13.15       7.53        5.76       4.58        3.89        3.51
Window                      238 - 338   62 - 183    43 - 134   37 - 101     39 - 80     40 - 65

CLASS M-I-2
Yield @ 100.00(30/360)          6.044      6.021       6.005      5.987       5.971       5.958
Avg. Life (yrs)                 25.17      10.44        7.36       5.55        4.54        3.96
Mod. Duration (yrs)             12.62       7.37        5.66       4.51        3.82        3.41
Window                      238 - 338   62 - 183    43 - 134   37 - 101     38 - 80     38 - 65

CLASS M-I-3
Yield @ 100.00(30/360)          6.044      6.020       6.002      5.983       5.965       5.951
Avg. Life (yrs)                 24.91       9.93        6.93       5.22        4.25        3.70
Mod. Duration (yrs)             12.57       7.13        5.42       4.30        3.62        3.21
Window                      238 - 338   62 - 183    43 - 134   37 - 101     37 - 80     37 - 65
-------------------------- ----------- ---------- ----------- ---------- ----------- -----------



                          GROUP I SENSITIVITY ANALYSIS
------------------------------------------------------------------------------------------------
                                   TO MATURITY
                                                             -----------
  FIXED / ADJUSTABLE % OF  0.00% /     11.50% /   17.25% /   23.00% /    28.75% /    34.50% /
                      HEP    0.00%      12.50%     18.75%      25.00%      31.25%      37.50%

CLASS A-I-1
Yield @ 100.00 (ACT/360)        1.404      1.404      1.404       1.404       1.404       1.404
Avg. Life (yrs)                 11.67       1.91       1.31        1.00        0.81        0.68
Mod. Duration (yrs)             10.64       1.89       1.31        1.00        0.81        0.68
Window                        1 - 240     1 - 50     1 - 34      1 - 25      1 - 20      1 - 17

CLASS A-I-2
Yield @ 100.00 (30/360)         3.249      3.225      3.205       3.185       3.162       3.141
Avg. Life (yrs)                 23.49       6.66       4.14        3.00        2.28        1.87
Mod. Duration (yrs)             16.19       5.85       3.81        2.81        2.17        1.79
Window                      240 - 317   50 - 129    34 - 74     25 - 52     20 - 36     17 - 30

CLASS A-I-3
Yield @ 100.00 (30/360)         4.290      4.278      4.264       4.244       4.224       4.194
Avg. Life (yrs)                 27.08      12.40       7.72        5.00        3.72        2.68
Mod. Duration (yrs)             15.76       9.44       6.43        4.41        3.38        2.48
Window                      317 - 333  129 - 171   74 - 116     52 - 70     36 - 51     30 - 35

CLASS A-I-4
Yield @ 100.00 (30/360)         5.622      5.670      5.675       5.676       5.649       5.579
Avg. Life (yrs)                 28.70      18.88      13.90       10.05        7.00        4.58
Mod. Duration (yrs)             13.99      11.29       9.32        7.36        5.51        3.89
Window                      333 - 355  171 - 330  116 - 276    70 - 218    51 - 177    35 - 145

CLASS A-I-5
Yield @ 100.00 (30/360)         5.179      5.161      5.156       5.153       5.151       5.150
Avg. Life (yrs)                 13.55       7.88       7.09        6.64        6.42        6.33
Mod. Duration (yrs)              9.25       6.21       5.72        5.43        5.28        5.22
Window                       37 - 353   37 - 328   37 - 273    38 - 216    40 - 175    42 - 143

CLASS M-I-1
Yield @ 100.00(30/360)          5.628      5.626      5.616       5.606       5.593       5.583
Avg. Life (yrs)                 25.30      11.22       7.93        6.02        4.94        4.35
Mod. Duration (yrs)             13.18       7.83       6.04        4.85        4.13        3.73
Window                      238 - 351   62 - 270   43 - 201    37 - 157    39 - 125    40 - 102

CLASS M-I-2
Yield @ 100.00(30/360)          6.045      6.036      6.024       6.010       5.995       5.983
Avg. Life (yrs)                 25.28      11.01       7.78        5.88        4.80        4.17
Mod. Duration (yrs)             12.64       7.58       5.86        4.70        3.99        3.56
Window                      238 - 349   62 - 248   43 - 180    37 - 140    38 - 111     38 - 91

CLASS M-I-3
Yield @ 100.00(30/360)          6.044      6.022      6.004       5.985       5.968       5.954
Avg. Life (yrs)                 24.93      10.00       6.98        5.26        4.28        3.72
Mod. Duration (yrs)             12.58       7.16       5.44        4.33        3.64        3.23
Window                      238 - 343   62 - 208   43 - 152    37 - 115     37 - 91     37 - 74
-------------------------- ----------- ---------- ---------- ----------- ----------- -----------


-----------------------------------------------------------------------------------------------
                          GROUP II SENSITIVITY ANALYSIS
-----------------------------------------------------------------------------------------------
                                   TO 10% CALL
                                                             -----------
  FIXED / ADJUSTABLE % OF  0.00% /    11.50% /   17.25% /    23.00% /    28.75% /    34.50% /
                      HEP    0.00%     12.50%      18.75%      25.00%      31.25%     37.50%

CLASS A-II
DM @ 100.00 (ACT/360)          34.00      34.00       34.00       34.00       34.00      34.00
Avg. Life (yrs)                18.06       5.42        3.74        2.83        2.27       1.88
Mod. Duration (yrs)            15.16       5.05        3.57        2.75        2.22       1.84
Window                       1 - 345    1 - 187     1 - 129      1 - 96      1 - 75     1 - 61

-------------------------- ---------- ---------- ----------- ----------- ----------- ----------



-----------------------------------------------------------------------------------------------
                          GROUP II SENSITIVITY ANALYSIS
-----------------------------------------------------------------------------------------------
                                   TO MATURITY
                                                             -----------
  FIXED / ADJUSTABLE % OF  0.00% /    11.50% /   17.25% /    23.00% /    28.75% /    34.50% /
                      HEP    0.00%     12.50%      18.75%      25.00%      31.25%     37.50%

CLASS A-II
DM @ 100.00 (ACT/360)          34.05      35.65       36.08       36.21       36.24      36.21
Avg. Life (yrs)                18.11       5.78        4.04        3.07        2.45       2.03
Mod. Duration (yrs)            15.19       5.32        3.82        2.94        2.38       1.98
Window                       1 - 358    1 - 332     1 - 271     1 - 210     1 - 167    1 - 135

-------------------------- ---------- ---------- ----------- ----------- ----------- ----------


-------------------------------------------------------------------------------
                        GROUP II AVAILABLE FUNDS CAP ANALYSIS*
-------------------------------------------------------------------------------
  PAYMENT DATE        NET WAC (%)                    PAYMENT DATE    NET WAC (%)
     5/25/2003          9.05                             7/25/2007         8.23
     6/25/2003          7.59                             8/25/2007         7.96
     7/25/2003          7.84                             9/25/2007         7.96
     8/25/2003          7.59                            10/25/2007         8.23
     9/25/2003          7.59                            11/25/2007         7.96
    10/25/2003          7.84                            12/25/2007         8.23
    11/25/2003          7.59                             1/25/2008         7.96
    12/25/2003          7.85                             2/25/2008         7.96
     1/25/2004          7.59                             3/25/2008         8.51
     2/25/2004          7.60                             4/25/2008         7.96
     3/25/2004          8.12                             5/25/2008         8.18
     4/25/2004          7.60                             6/25/2008         7.92
     5/25/2004          7.85                             7/25/2008         8.18
     6/25/2004          7.60                             8/25/2008         7.90
     7/25/2004          7.86                             9/25/2008         7.90
     8/25/2004          7.61                            10/25/2008         8.17
     9/25/2004          7.61                            11/25/2008         7.90
    10/25/2004          7.86                            12/25/2008         8.17
    11/25/2004          7.61                             1/25/2009         7.90
    12/25/2004          7.87                             2/25/2009         7.90
     1/25/2005          7.62                             3/25/2009         8.75
     2/25/2005          7.62                             4/25/2009         7.90
     3/25/2005          8.92                             5/25/2009         8.15
     4/25/2005          8.06                             6/25/2009         7.89
     5/25/2005          8.33                             7/25/2009         8.15
     6/25/2005          8.06                             8/25/2009         7.89
     7/25/2005          8.33                             9/25/2009         7.89
     8/25/2005          8.06                            10/25/2009         8.16
     9/25/2005          8.06                            11/25/2009         7.89
    10/25/2005          8.33                            12/25/2009         8.16
    11/25/2005          8.06                             1/25/2010         7.89
    12/25/2005          8.33                             2/25/2010         7.89
     1/25/2006          8.06                             3/25/2010         8.74
     2/25/2006          8.06                             4/25/2010         7.89
     3/25/2006          8.81                             5/25/2010         8.16
     4/25/2006          7.96                             6/25/2010         7.89
     5/25/2006          8.23                             7/25/2010         8.16
     6/25/2006          7.96                             8/25/2010         7.90
     7/25/2006          8.23                             9/25/2010         7.90
     8/25/2006          7.96                            10/25/2010         8.16
     9/25/2006          7.96                            11/25/2010         7.90
    10/25/2006          8.23                            12/25/2010         8.16
    11/25/2006          7.96                             1/25/2011         7.90
    12/25/2006          8.23                             2/25/2011         7.90
     1/25/2007          7.96                             3/25/2011         8.74
     2/25/2007          7.96                             4/25/2011         7.90
     3/25/2007          8.81
     4/25/2007          7.96
     5/25/2007          8.23
     6/25/2007          7.96

------------------- ---------------- ---------------- ---------------- ---------
*Run to call

--------------------------------------------------------------------------------
             GROUP II AVAILABLE FUNDS CAP ANALYSIS AT FULLY-INDEXED RATE*
--------------------------------------------------------------------------------
  PAYMENT DATE        NET WAC (%)                     PAYMENT DATE   NET WAC (%)
     5/25/2003          9.05                             7/25/2007        13.66
     6/25/2003          7.59                             8/25/2007        13.22
     7/25/2003          7.84                             9/25/2007        13.50
     8/25/2003          7.59                            10/25/2007        13.95
     9/25/2003          7.59                            11/25/2007        13.51
    10/25/2003          7.85                            12/25/2007        13.96
    11/25/2003          7.60                             1/25/2008        13.51
    12/25/2003          7.85                             2/25/2008        13.51
     1/25/2004          7.60                             3/25/2008        14.00
     2/25/2004          7.60                             4/25/2008        13.51
     3/25/2004          8.13                             5/25/2008        14.00
     4/25/2004          7.60                             6/25/2008        13.66
     5/25/2004          7.86                             7/25/2008        14.00
     6/25/2004          7.60                             8/25/2008        13.70
     7/25/2004          7.86                             9/25/2008        13.70
     8/25/2004          7.61                            10/25/2008        14.00
     9/25/2004          7.61                            11/25/2008        13.71
    10/25/2004          7.89                            12/25/2008        14.00
    11/25/2004          7.63                             1/25/2009        13.71
    12/25/2004          7.89                             2/25/2009        13.71
     1/25/2005          7.63                             3/25/2009        14.00
     2/25/2005          7.63                             4/25/2009        13.72
     3/25/2005         10.38                             5/25/2009        14.00
     4/25/2005          9.39                             6/25/2009        13.75
     5/25/2005          9.70                             7/25/2009        14.00
     6/25/2005          9.40                             8/25/2009        13.75
     7/25/2005          9.71                             9/25/2009        13.75
     8/25/2005          9.40                            10/25/2009        14.00
     9/25/2005         10.10                            11/25/2009        13.75
    10/25/2005         10.45                            12/25/2009        14.00
    11/25/2005         10.11                             1/25/2010        13.75
    12/25/2005         10.45                             2/25/2010        13.75
     1/25/2006         10.11                             3/25/2010        14.00
     2/25/2006         10.12                             4/25/2010        13.75
     3/25/2006         12.81                             5/25/2010        14.00
     4/25/2006         11.58                             6/25/2010        13.76
     5/25/2006         11.97                             7/25/2010        14.00
     6/25/2006         11.59                             8/25/2010        13.76
     7/25/2006         11.97                             9/25/2010        13.76
     8/25/2006         11.59                            10/25/2010        14.00
     9/25/2006         12.62                            11/25/2010        13.76
    10/25/2006         13.04                            12/25/2010        14.00
    11/25/2006         12.62                             1/25/2011        13.76
    12/25/2006         13.05                             2/25/2011        13.76
     1/25/2007         12.63                             3/25/2011        14.00
     2/25/2007         12.63                             4/25/2011        13.76
     3/25/2007         14.00                             5/25/2011        14.00
     4/25/2007         13.21                             6/25/2011        13.76
     5/25/2007         13.65
     6/25/2007         13.22

------------------------------------ ---------------- ---------------- ---------
  *Assume No Cap Payment and run to
                              call.



------------------------------------------------------------------------------------------------
                      GROUP I COLLATERAL SUMMARY STATISTICS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
CURRENT PRINCIPAL BALANCE       300,414,168         SERVICING
NUMBER OF MORTGAGE LOANS             1,876                             HOME COMINGS       92.32
ORIGINAL PRINCIPAL BALANCE                          DELINQUENCY
      AVERAGE ORIGINAL PRINCIPAL   162,821                                  CURRENT       99.99
                         BALANCE
  MIN ORIGINAL PRINCIPAL BALANCE    20,800                 30 TO 59 DAYS DELINQUENT        0.01
  MAX ORIGINAL PRINCIPAL BALANCE   999,999                 60 TO 89 DAYS DELINQUENT        0.00
WEIGHTED AVERAGE ORIGINAL TERM         335           XCEPTION CATEGORY
(MOS)                                               E
               MIN ORIGINAL TERM       120               JUMBO A EXCEPTIONS (RFMSI)        2.02
               MAX ORIGINAL TERM       360             EXPANDED CRITERIA EXCEPTIONS       70.01
                                                                             (RALI)
WEIGHTED AVERAGE REMAINING TERM        330                            HOME SOLUTION        0.70
(MOS)
              MIN REMAINING TERM        15               ALTERNET EXCEPTIONS (RASC)       21.56
              MAX REMAINING TERM       360                           SEASONED LOANS        5.70
WEIGHTED AVERAGE AGE (MOS)               5          LOAN PURPOSE
                         MIN AGE         0                                 PURCHASE       52.82
                         MAX AGE       176                         EQUITY REFINANCE       33.62
WEIGHTED AVERAGE MORTGAGE RATE      7.4978                      RATE TERM REFINANCE       13.56
               MIN MORTGAGE RATE    4.8750          PROPERTY TYPE
               MAX MORTGAGE RATE   12.1500                   SINGLE-FAMILY DETACHED       61.63
WEIGHTED AVERAGE LOAN-TO-VALUE       84.92                PLANNED UNIT DEVELOPMENTS
RATIO                                                                    (DETACHED)       17.45
         MIN LOAN-TO-VALUE RATIO     17.00               TWO- TO FOUR- FAMILY UNITS       12.35
         MAX LOAN-TO-VALUE RATIO    107.00              CONDO LOW-RISE (LESS THAN 5

STORIES) ________ 4.73
WEIGHTED AVERAGE CREDIT SCORE          675                PLANNED UNIT DEVELOPMENTS
                                                                         (ATTACHED)        1.45
                MIN CREDIT SCORE       460                        MANUFACTURED HOME        0.85
                MAX CREDIT SCORE       812            CONDO HIGH-RISE (9 STORIES OR

MORE) ________ 0.65
LIEN POSITION                                       CONDO MID-RISE (5 TO 8 STORIES)        0.50
                      FIRST LIEN     99.95                                TOWNHOUSE        0.28
OCCUPANCY STATUS                                                          LEASEHOLD        0.07
               PRIMARY RESIDENCE     88.52                  COOPERATIVE - 1 BEDROOM        0.03
              NON-OWNER OCCUPIED      9.00          PERCENT OF POOL WITH                  47.18
                                                    PREPAYMENT PENALTY
                 SECOND VACATION      2.48          PERCENT OF POOL OVER 80% LTV          54.46
                                                    WITH MI
DOCUMENTATION TYPE
              FULL DOCUMENTATION     42.42
           REDUCED DOCUMENTATION     57.58
------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
                                       GROUP I COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------
 Statistics                                            for   the   fixed    rate
                                                       mortgage loans are listed
                                                       below  as of the  Cut-off
                                                       Date  of  March  1,  2003
                                                       HOME
                                EXPANDED SOLUTION
                           ALTERNET    CRITERIA     (1ST LIEN       JUMBO       SEASONED      TOTAL:
                          (SUBPRIME)    (ALT-A)       HLTV)           A          LOANS
                         --------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
SHELF:                       RASC        RALI        RAMP-RZ        RFMSI
Percent of Total               21.56%       70.01%         0.70%        2.02%         5.70%      100.00%
Principal Balance         $64,774,050 $210,320,029    $2,105,672   $6,077,653   $17,136,764 $300,414,168
Number of Loans                   506        1,237            13           14           106        1,876
Average Balance              $128,012     $170,024      $161,975     $434,118      $161,668     $160,135
WA Mortgage Rate                8.68%        7.10%         8.55%        6.19%         8.19%        7.50%
WA Age (months)                     2            1             2            2            76            5
WA Original Maturity              328          337           343          329           333          335
(months)
WA Credit Score                   635          688           684          714           649          675
WA Original LTV                92.48%       83.39%       101.81%       76.67%        75.97%       84.92%
Purchase                       40.26%       57.20%        75.24%       29.04%        52.24%       52.82%
Equity Refinance               52.83%       29.98%        13.89%       12.58%        15.49%       33.62%
Rate/Term Refinance             6.91%       12.82%        10.87%       58.38%        32.27%       13.56%
Serviced by HomeComings       100.00%       94.49%       100.00%      100.00%        33.01%       92.32%
Prepayment Penalty             84.46%       40.83%        54.43%        0.00%         0.00%       47.18%
Current                        99.94%      100.00%       100.00%      100.00%       100.00%       99.99%
---------------------------------------------------------------------------------------------------------



CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

-------------------------------------------------------------------------------

CREDIT                       NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
SCORE                         LOANS         BALANCE             BALANCE

499 or less                       2        553,870                 0.18

500 - 519                         6        783,438                 0.26

520 - 539                         7        843,477                 0.28

540 - 559                        13      2,076,529                 0.69

560 - 579                        41      4,784,944                 1.59

580 - 599                        85     10,234,557                 3.41

600 - 619                       150     20,353,356                 6.78

620 - 639                       256     40,627,854                13.52

640 - 659                       284     43,014,876                14.32

660 - 679                       273     46,208,241                15.38

680 - 699                       234     39,752,923                13.23

700 - 719                       163     28,792,995                 9.58

720 - 739                       122     20,545,259                 6.84

740 - 759                        93     15,169,258                 5.05

760 or greater                  140     25,759,762                 8.57

Subtotal with Credit Scores   1,869    299,501,341                99.70

Not Available                     7        912,826                 0.30
TOTAL:                        1,876    300,414,168
                                                                 100.00
-------------------------------------------------------------------------------





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS
-------------------------------------------------------------------------------

ORIGINAL MORTGAGE            NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
AMOUNT ($)                    LOANS         BALANCE             BALANCE
1 - 100,000                     586      41,413,562               13.79
100,001 - 200,000               801     114,381,175               38.07
200,001 - 300,000               300      69,487,309               23.13
300,001 - 400,000               126      42,712,644               14.22
400,001 - 500,000                37      16,684,584                5.55
500,001 - 600,000                16       8,877,948                2.96
600,001 - 700,000                 7       4,353,045                1.45
700,001 - 800,000                 2       1,503,901                0.50
900,001 - 1,000,000               1         999,999                0.33
TOTAL:                        1,876     300,414,168              100.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NET MORTGAGE RATES OF THE GROUP I LOANS
-------------------------------------------------------------------------------
NET MORTGAGE                 NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
4.5000 - 4.9999                  10       2,540,581                0.85
5.0000 - 5.4999                  37       7,707,827                2.57
5.5000 - 5.9999                 175      37,003,985               12.32
6.0000 - 6.4999                 229      44,068,074               14.67
6.5000 - 6.9999                 277      43,897,128               14.61
7.0000 - 7.4999                 370      60,047,594               19.99
7.5000 - 7.9999                 304      50,214,813               16.72
8.0000 - 8.4999                 187      24,570,909                8.18
8.5000 - 8.9999                 111      13,779,143                4.59
9.0000 - 9.4999                  86       8,987,259                2.99
9.5000 - 9.9999                  47       3,675,684                1.22
10.0000 - 10.4999                28       2,574,248                0.86
10.5000 - 10.9999                10       1,043,422                0.35
11.0000 - 11.4999                 4         253,914                0.08
11.5000 - 11.9999                 1          49,586                0.02
TOTAL:                        1,876     300,414,168              100.00
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
       MORTGAGE RATES OF THE GROUP I LOANS
-------------------------------------------------------------------------------
MORTGAGE                     NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
4.5000 - 4.9999                   2         372,233                0.12
5.0000 - 5.4999                  13       3,362,899                1.12
5.5000 - 5.9999                  72      14,128,570                4.70
6.0000 - 6.4999                 182      37,679,426               12.54
6.5000 - 6.9999                 262      48,610,596               16.18
7.0000 - 7.4999                 262      41,662,525               13.87
7.5000 - 7.9999                 398      64,892,008               21.60
8.0000 - 8.4999                 222      35,833,995               11.93
8.5000 - 8.9999                 184      25,184,111                8.38
9.0000 - 9.4999                  93      11,075,838                3.69
9.5000 - 9.9999                  91       9,759,053                3.25
10.0000 - 10.4999                44       3,338,448                1.11
10.5000 - 10.9999                33       2,988,292                0.99
11.0000 - 11.4999                12       1,127,675                0.38
11.5000 - 11.9999                 5         348,914                0.12
12.0000 - 12.4999                 1          49,586                0.02
TOTAL:                        1,876     300,414,168              100.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
       ORIGINAL LOAN TO VALUE RATIOS OF THE GROUP I LOANS
-------------------------------------------------------------------------------
ORIGINAL LOAN-TO-VALUE       NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
RATIO (%)                     LOANS         BALANCE             BALANCE
0.01 - 50.00                     48       5,904,950                1.97
50.01 - 55.00                    17       2,569,834                0.86
55.01 - 60.00                    36       6,107,432                2.03
60.01 - 65.00                    39       6,897,142                2.30
65.01 - 70.00                    89      16,103,441                5.36
70.01 - 75.00                    98      18,420,156                6.13
75.01 - 80.00                   411      79,635,969               26.51
80.01 - 85.00                    77      10,800,093                3.60
85.01 - 90.00                   280      45,734,921               15.22
90.01 - 95.00                   410      62,055,692               20.66
95.01 - 100.00                  351      43,297,077               14.41
100.01 - 110.00                  20       2,887,461                0.96
TOTAL:                        1,876     300,414,168              100.00
-------------------------------------------------------------------------------


GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GRUOP I LOANS
-------------------------------------------------------------------------------

                             NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
STATE                         LOANS         BALANCE             BALANCE
California                      199      46,264,693               15.40
Florida                         319      43,579,992               14.51
New Jersey                       82      19,888,158                6.62
Illinois                        112      19,539,713                6.50
New York                         86      15,501,193                5.16
Arizona                          84      14,789,058                4.92
Texas                            91      11,838,901                3.94
Virginia                         49       9,556,383                3.18
Nevada                           57       9,516,257                3.17
Other                           797     109,939,819               36.60
TOTAL:                        1,876     300,414,168              100.00
-------------------------------------------------------------------------------


MORTGAGE LOAN PURPOSES OF THE GROUP I LOANS
-------------------------------------------------------------------------------

LOAN                         NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
PURPOSE                       LOANS         BALANCE             BALANCE
Purchase                        993     158,671,130               52.82
Equity Refinance                644     100,998,076               33.62
Rate/Term Refinance             239      40,744,962               13.56
TOTAL:                        1,876     300,414,168              100.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         OCCUPANCY TYPES OF THE GROUP I LOANS
-------------------------------------------------------------------------------
                             NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
OCCUPANCY                     LOANS         BALANCE             BALANCE
Primary Residence             1,614     265,939,807               88.52
Non-Owner Occupied              224      27,028,895                9.00
Second/Vacation                  38       7,445,466                2.48
TOTAL:                        1,876     300,414,168              100.00
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
MORTAGED PROPERTY TYPES OF THE GROUP I LOANS
-------------------------------------------------------------------------------
                               NUMBER         CURRENT          % OF CURRENT
                                  OF         PRINCIPAL          PRINCIPAL
PROPERTY TYPE                   LOANS         BALANCE            BALANCE
Single-family detached          1,225    185,145,507               61.63
Planned Unit Developments
(dtchd)                           264     52,429,484               17.45
Two- to four- family units        186     37,112,144               12.35
Condo Low-Rise (less than 5
stories)                          119     14,210,352                4.73
Planned Unit Developments
(attached)                         29      4,358,730                1.45
Manufactured Home                  23      2,564,165                0.85
Condo High-Rise (9 stories
or more)                           10      1,952,439                0.65
Condo Mid-Rise (5 to 8
stories)                            7      1,514,799                0.50
Townhouse                          10        833,497                0.28
Leasehold                           1        206,250                0.07
Cooperative - 1 bedroom             2         86,802                0.03
TOTAL:                          1,876    300,414,168              100.00
-------------------------------------------------------------------------------


MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS
-------------------------------------------------------------------------------

                             NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
DOCUMENTATION TYPE            LOANS         BALANCE             BALANCE
Reduced Documentation         1,044     172,966,064               57.58
Full Documentation              832     127,448,104               42.42
TOTAL:                        1,876     300,414,168              100.00
-------------------------------------------------------------------------------


PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS
-------------------------------------------------------------------------------

PREPAYMENT PENALTY           NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
TERM                          LOANS         BALANCE             BALANCE
None                            874     158,684,467               52.82
12 Months                       206      36,615,079               12.19
24 Months                        25       4,032,604                1.34
36 Months                       513      66,316,183               22.07
60 Months                       256      34,374,821               11.44
Other*                            2         391,014                0.13
TOTAL:                        1,876     300,414,168              100.00
-------------------------------------------------------------------------------
*Not greater than 60 months


----------------------------------------------------------------------------------------------------
                     GROUP II COLLATERAL SUMMARY STATISTICS
----------------------------------------------------------------------------------------------------
CURRENT PRINCIPAL BALANCE           550,104,892      WEIGHTED AVERAGE NEXT RATE ADJ.             27
                                                     (MOS)
NUMBER OF MORTGAGE LOANS                  3,766                 MIN NEXT RATE ADJ. (MOS)          1
ORIGINAL PRINCIPAL BALANCE                                      MAX NEXT RATE ADJ. (MOS)         85
  AVERAGE ORIGINAL PRINCIPAL BALANCE    146,378      LIEN POSITION
      MIN ORIGINAL PRINCIPAL BALANCE     23,800                               FIRST LIEN     100.00
      MAX ORIGINAL PRINCIPAL BALANCE    848,000      OCCUPANCY STATUS
WEIGHTED AVERAGE ORIGINAL TERM (MOS)        360                        PRIMARY RESIDENCE      96.63
                   MIN ORIGINAL TERM        359                       NON-OWNER OCCUPIED       3.20
                   MAX ORIGINAL TERM        360                          SECOND VACATION       0.16
WEIGHTED AVERAGE REMAINING TERM             358       OCUMENTATION TYPE
(MOS)                                                D
                  MIN REMAINING TERM        175                       FULL DOCUMENTATION      68.43
                  MAX REMAINING TERM        360                    REDUCED DOCUMENTATION      31.57
WEIGHTED AVERAGE AGE (MOS)                    2      SERVICING
                             MIN AGE          0                             HOME COMINGS      98.69
                             MAX AGE        185      DELINQUENCY
WEIGHTED AVERAGE MORTGAGE RATE           8.5487                                  CURRENT      99.75
                   MIN MORTGAGE RATE     4.3750                 30 TO 59 DAYS DELINQUENT       0.25
                   MAX MORTGAGE RATE    13.2500                 60 TO 89 DAYS DELINQUENT       0.00
WEIGHTED AVERAGE LOAN-TO-VALUE RATIO      94.17      EXCEPTION CATEGORY
             MIN LOAN-TO-VALUE RATIO      23.00               JUMBO A EXCEPTIONS (RFMSI)       1.53
             MAX LOAN-TO-VALUE RATIO     103.00      EXPANDED CRITERIA EXCEPTIONS (RALI)       3.87
WEIGHTED AVERAGE CREDIT SCORE               627                            HOME SOLUTION          0
                    MIN CREDIT SCORE        485               ALTERNET EXCEPTIONS (RASC)      94.16
                    MAX CREDIT SCORE        797                           SEASONED LOANS       0.44
WEIGHTED AVERAGE MARGINS                 7.5582      LOAN PURPOSE
                          MIN MARGIN     1.7940                                 PURCHASE      58.51
                          MAX MARGIN    12.8980                         EQUITY REFINANCE      36.21
WEIGHTED AVERAGE INITIAL PERIODIC        2.8434                      RATE TERM REFINANCE       5.28
CAP
            MIN INITIAL PERIODIC CAP          -      PROPERTY TYPE
            MAX INITIAL PERIODIC CAP     7.0000                 SINGLE FAMILY (DETACHED)      76.33
WEIGHTED AVERAGE PERIODIC CAP            1.1780                 TWO TO FOUR FAMILY UNITS       4.06
                    MIN PERIODIC CAP     1.0000                        MANUFACTURED HOME       0.15
                    MAX PERIODIC CAP     3.0000                PLANNED UNIT DEVELOPMENTS      12.48
                                                                              (DETACHED)
WEIGHTED AVERAGE MAXIMUM MORTGAGE       14.8819              CONDO LOW-RISE (LESS THAN 5       4.59
RATE                                                                            STORIES)
           MIN MAXIMUM MORTGAGE RATE     8.3750          CONDO MID-RISE (5 TO 8 STORIES)       0.04
           MAX MAXIMUM MORTGAGE RATE    20.1000      CONDO HIGH-RISE (9 STORIES OR MORE)       0.15
WEIGHTED AVERAGE MINIMUM MORTGAGE        7.9700                PLANNED UNIT DEVELOPMENTS       1.51
RATE                                                                          (ATTACHED)
           MIN MINIMUM MORTGAGE RATE     2.2500                                TOWNHOUSE       0.68
           MAX MINIMUM MORTGAGE RATE    13.2500      PERCENT OF POOL WITH PREPAYMENT          87.09
                                                     PENALTY
                                                     PERCENT OF POOL OVER 80% LTV WITH         2.10
                                                     MI
----------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                           GROUP II COLLATERAL SUMMARY
------------------------------------------------------------------------------------------------
Statistics  for the  adjustable  rate mortgage  loans are listed below as of the
Cut-off Date of March 1, 2003.

                                    EXPANDED
                              ALTERNET      CRITERIA
                             EXCEPTIONS    EXCEPTIONS      JUMBO-A     SEASONED
COLLATERAL SUB-GROUP:        (SUBPRIME)      (ALT-A)     EXCEPTIONS      LOANS         TOTAL
------------------------------------------------------------------------------------------------
  SHELF                        RASC          RALI         RFMSI
------------------------------------------------------------------------------------------------
Percent of Total                 94.16%          3.87%        1.53%         0.44%       100.00%
Principal Balance          $517,988,905    $21,284,906   $8,408,393    $2,422,688  $550,104,892
Number of Loans                   3,616            116           19            15         3,766
Average Balance                $143,249       $183,491     $442,547      $161,513      $146,071
WA Mortgage Rate                  8.69%          6.62%        5.26%         6.02%         8.55%
WA Age (months)                       2              1            2           107             2
WA Original Maturity                360            360          360           360           360
(months)
WA Margin                         7.82%          3.63%        2.52%         3.31%         7.56%
WA Lifetime Cap                  15.05%         12.56%       10.56%        13.54%        14.88%
WA Next Rate Adj. (months)           26             49           67             5            27
WA Reset Freq. (months)               6              7           12            10             6
WA Credit Score                     622            705          725           583           627
WA Original LTV                  95.04%         82.67%       76.12%        71.90%        94.17%
Purchase                         58.56%         63.08%       49.50%        39.36%        58.51%
Equity Refinance                 37.21%         17.46%       25.42%        24.09%        36.21%
Rate/Term Refinance               4.23%         19.46%       25.08%        36.55%         5.28%
Serviced by HomeComings          99.94%        100.00%       37.96%        31.00%        98.69%
Prepayment Penalty               90.35%         52.04%        0.00%         0.00%        87.09%
Current                          99.85%        100.00%      100.00%        73.27%        99.75%
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CREDIT SCORE DISTRIBUTION OF THE GRUOP II LOANS
-------------------------------------------------------------------------------
CREDIT                             NUMBER     CURRENT PRINCIPAL     % OF CURRENT
                                      OF                              PRINCIPAL
SCORE                               LOANS          BALANCE             BALANCE

499 or less                             3            215,928            0.04

500 - 519                              19          2,784,498            0.51

520 - 539                              27          3,926,792            0.71

540 - 559                              55          6,396,328            1.16

560 - 579                             359         46,834,682            8.51

580 - 599                             749         97,566,088           17.74

600 - 619                             941        127,552,866           23.19

620 - 639                             587         88,850,740           16.15

640 - 659                             401         64,537,280           11.73

660 - 679                             229         37,150,135            6.75

680 - 699                             147         25,527,866            4.64

700 - 719                             109         21,197,956            3.85

720 - 739                              59         12,047,282            2.19

740 - 759                              46          8,230,496            1.50

760 or greater                         33          7,036,574            1.28

Subtotal with Credit Scores         3,764        549,855,513           99.95

Not Available                           2            249,379            0.05
TOTAL:                              3,766
                                                 550,104,892          100.00
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
        ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS
-------------------------------------------------------------------------------
ORIGINAL MORTGAGE                  NUMBER     CURRENT PRINCIPAL     % OF CURRENT
                                      OF                              PRINCIPAL
AMOUNT ($)                          LOANS          BALANCE             BALANCE

1 - 100,000                         1,273          95,623,388           17.38

100,001 - 200,000                   1,823         257,485,179           46.81

200,001 - 300,000                     432         104,031,933           18.91

300,001 - 400,000                     158          53,723,139            9.77

400,001 - 500,000                      63          28,858,481            5.25

500,001 - 600,000                       8           4,416,354            0.80

600,001 - 700,000                       7           4,571,207            0.83

700,001 - 800,000                       1             700,599            0.13

800,001 - 900,000                       1             694,612            0.13
TOTAL:                              3,766                              100.00
                                                  550,104,892
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              MORTGAGE RATES OF THE GROUP II LOANS
--------------------------------------------------------------------------------
MORTGAGE                           NUMBER     CURRENT PRINCIPAL     % OF CURRENT
                                      OF                              PRINCIPAL
RATE (%)                            LOANS          BALANCE             BALANCE

4.0000 - 4.4999                          2              770,912          0.14

4.5000 - 4.9999                          9            2,140,103          0.39

5.0000 - 5.4999                         23            6,083,761          1.11

5.5000 - 5.9999                         43           10,697,595          1.94

6.0000 - 6.4999                         28            5,323,532          0.97

6.5000 - 6.9999                        157           36,239,709          6.59

7.0000 - 7.4999                        137           27,322,776          4.97

7.5000 - 7.9999                        456           83,780,376         15.23

8.0000 - 8.4999                        404           61,440,583         11.17

8.5000 - 8.9999                        916          130,962,629         23.81

9.0000 - 9.4999                        612           75,641,692         13.75

9.5000 - 9.9999                        527           63,344,409         11.51

10.0000 - 10.4999                      238           25,628,941          4.66

10.5000 - 10.9999                      139           13,959,196          2.54

11.0000 - 11.4999                       52            4,941,558          0.90

11.5000 - 11.9999                       16            1,396,369          0.25

12.0000 - 12.4999                        5              329,625          0.06

13.0000 - 13.4999                        2              101,125          0.02
TOTAL:                               3,766                             100.00
                                                    550,104,892
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
    NET MORTGAGE RATES OF THE GRUOP II LOANS
-------------------------------------------------------------------------------
NET MORTGAGE                       NUMBER     CURRENT PRINCIPAL     % OF CURRENT
                                      OF                              PRINCIPAL
RATE (%)                            LOANS          BALANCE             BALANCE

4.0000 - 4.4999                         8          2,700,123             0.49

4.5000 - 4.9999                        23          5,720,709             1.04

5.0000 - 5.4999                        41         10,443,728             1.90

5.5000 - 5.9999                        35          7,700,383             1.40

6.0000 - 6.4999                       158         35,010,303             6.36

6.5000 - 6.9999                       196         39,385,969             7.16

7.0000 - 7.4999                       413         72,890,439            13.25

7.5000 - 7.9999                       486         75,439,814            13.71

8.0000 - 8.4999                       865        120,476,031            21.90

8.5000 - 8.9999                       643         80,827,610            14.69

9.0000 - 9.4999                       453         53,489,149             9.72

9.5000 - 9.9999                       249         27,234,949             4.95

10.0000 - 10.4999                     125         12,385,457             2.25

10.5000 - 10.9999                      53          4,971,154             0.90

11.0000 - 11.4999                      14          1,233,283             0.22

11.5000 - 11.9999                       2             94,667             0.02

12.5000 - 12.9999                       2            101,125             0.02
TOTAL:                              3,766                              100.00
                                                 550,104,892
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      ORIGINAL LOAN TO VALUE RATIOS OF THE GRUOP II LOANS
--------------------------------------------------------------------------------
ORIGINAL LOAN-TO-VALUE             NUMBER     CURRENT PRINCIPAL    % OF CURRENT
                                      OF                              PRINCIPAL
RATIO (%)                           LOANS          BALANCE             BALANCE

0.01 - 50.00                           17          2,508,933            0.46

50.01 - 55.00                           8          2,196,596            0.40

55.01 - 60.00                           9          1,642,061            0.30

60.01 - 65.00                          17          3,204,906            0.58

65.01 - 70.00                          23          4,069,876            0.74

70.01 - 75.00                          36          7,558,905            1.37

75.01 - 80.00                         152         37,609,360            6.84

80.01 - 85.00                          90         15,493,936            2.82

85.01 - 90.00                         421         69,171,824           12.57

90.01 - 95.00                         961        138,967,218           25.26

95.01 - 100.00                      2,029        267,084,971           48.55

100.01 - 110.00                         3            596,306            0.11
TOTAL:                              3,766
                                                 550,104,892          100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
    GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS
--------------------------------------------------------------------------------
                                   NUMBER     CURRENT PRINCIPAL    % OF CURRENT
                                      OF                              PRINCIPAL
STATE                               LOANS          BALANCE             BALANCE

California                             313           79,835,949        14.51

Florida                                307           40,951,411         7.44

Illinois                               206           31,072,430         5.65

Colorado                               154           29,418,824         5.35

Texas                                  226           27,594,608         5.02

North Carolina                         163           21,531,473         3.91

Ohio                                   179           20,855,611         3.79

Virginia                               127           19,417,653         3.53

Michigan                               154           19,310,111         3.51

Missouri                               158           19,189,402         3.49

Arizona                                118           17,075,763         3.10

Other                                1,661          223,851,658        40.69
TOTAL:                               3,766
                                                    550,104,892       100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
         MORTGAGE LOAN PURPOSES OF THE GROUP II LOANS
--------------------------------------------------------------------------------
LOAN                               NUMBER     CURRENT PRINCIPAL    % OF CURRENT
                                      OF                              PRINCIPAL
PURPOSE                             LOANS          BALANCE             BALANCE

Purchase                            2,348           321,864,026        58.51

Equity Refinance                    1,227           199,176,791        36.21

Rate/Term Refinance                   191            29,064,074         5.28
TOTAL:                              3,766
                                                    550,104,892       100.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   OCCUPANCY TYPES OF THE GROUP II LOANS
-------------------------------------------------------------------------------
                                    NUMBER     CURRENT PRINCIPAL    % OF CURRENT
                                       OF                              PRINCIPAL
OCCUPANCY                            LOANS          BALANCE             BALANCE

Primary Residence                   3,633         531,576,098           96.63

Non-Owner Occupied                    126          17,626,849            3.20

Second/Vacation                         7             901,945            0.16
TOTAL:                              3,766
                                                  550,104,892          100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
    MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS
--------------------------------------------------------------------------------
                                    NUMBER     CURRENT PRINCIPAL    % OF CURRENT
                                       OF                              PRINCIPAL
PROPERTY TYPE                        LOANS          BALANCE             BALANCE
Single-family detached              3,029         419,898,182           76.33
Planned Unit Developments
(detached)                            344          68,626,850           12.48
Condo Low-Rise (less than 5
stories)                              179          25,269,035            4.59
Two- to four- family units            112          22,354,105            4.06
Planned Unit Developments
(attached)                             57           8,314,059            1.51
Townhouse                              31           3,734,142            0.68
Manufactured Home                      10             834,796            0.15
Condo High-Rise (9 stories or
more)                                   3             832,562            0.15
Condo Mid-Rise (5 to 8 stories)         1             241,161            0.04
TOTAL:                              3,766         550,104,892          100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
    mORTGAGE LOAN DOCUMENTATION TYPES OF GTHE GROUOP II LOANS
--------------------------------------------------------------------------------
                                    NUMBER     CURRENT PRINCIPAL    % OF CURRENT
                                       OF                              PRINCIPAL
DOCUMENTATION TYPE                   LOANS          BALANCE             BALANCE

Full Documentation                   2,763         376,423,826           68.43

Reduced Documentation                1,003         173,681,065           31.57
TOTAL:                               3,766                              100.00
                                                   550,104,892
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  PREPAYMENT PENALTY TERMS OF THE GRUOP II LOANS
--------------------------------------------------------------------------------
PREPAYMENT PENALTY                  NUMBER     CURRENT PRINCIPAL   % OF CURRENT
                                       OF                              PRINCIPAL
TERM                                 LOANS          BALANCE             BALANCE
None                                  410      71,038,458               12.91
12 Months                             112      23,496,277                4.27
24 Months                           1,848     273,118,687               49.65
36 Months                           1,339     174,094,468               31.65
60 Months                              44       6,109,293                1.11
Other*                                 13       2,247,709                0.41
TOTAL:                              3,766     550,104,892                 100
-------------------------------------------------------------------------------
*Not greater than 60 months

-------------------------------------------------------------------------------
   MAXIMUM MORTGAGE RATES (%) OF THE GROUP II LOANS
-------------------------------------------------------------------------------
MAXIMUM MORTGAGE RATES (%)         NUMBER     CURRENT PRINCIPAL   % OF CURRENT
                                      OF                              PRINCIPAL
TERM                                LOANS          BALANCE             BALANCE

8.0000 - 8.9999                         1                171,520         0.03

9.0000 - 9.9999                         4              1,392,432         0.25

10.0000 - 10.9999                      20              6,533,940         1.19

11.0000 - 11.9999                      45             10,221,925         1.86

12.0000 - 12.9999                      96             18,413,293         3.35

13.0000 - 13.9999                     375             74,483,970        13.54

14.0000 - 14.9999                   1,289            204,474,442        37.17

15.0000 - 15.9999                   1,192            152,973,606        27.81

16.0000 - 16.9999                     495             55,800,824        10.14

17.0000 - 17.9999                     189             20,462,119         3.72

18.0000 - 18.9999                      56              4,928,339         0.90

19.0000 - 19.9999                       3                191,038         0.03

20.0000 - 20.9999                       1                 57,446         0.01
TOTAL:                              3,766
                                                     550,104,892       100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            NOTE MARGIN (%) OF THE GROUP II LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTE MARGIN (%)                    NUMBER OF        CURRENT        % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
TERM                                 LOANS         BALANCE             BALANCE
1.5000 - 1.9999                          2
                                                         188,531          0.03
2.0000 - 2.4999                         25
                                                       7,829,534          1.42
2.5000 - 2.9999                         81
                                                      16,098,813          2.93
3.0000 - 3.4999                          1
                                                         231,425          0.04
3.5000 - 3.9999                          8
                                                       1,944,480          0.35
4.0000 - 4.4999                         36
                                                       7,837,544          1.42
4.5000 - 4.9999                         82
                                                      13,755,574          2.50
5.0000 - 5.4999                        159
                                                      29,338,380          5.33
5.5000 - 5.9999                        163
                                                      32,404,953          5.89
6.0000 - 6.4999                        138
                                                      21,759,178          3.96
6.5000 - 6.9999                        353
                                                      60,779,413         11.05
7.0000 - 7.4999                        276
                                                      42,071,242          7.65
7.5000 - 7.9999                        308
                                                      43,165,078          7.85
8.0000 - 8.4999                        457
                                                      63,247,832         11.50
8.5000 - 8.9999                        679
                                                      93,694,526         17.03
9.0000 - 9.4999                        432
                                                      53,797,484          9.78
9.5000 - 9.9999                        282
                                                      33,713,723          6.13
10.0000 - 10.4999                      165
                                                      16,246,689          2.95
10.5000 - 10.9999                       60
                                                       6,057,200          1.10
11.0000 - 11.4999                       41
                                                       3,948,691          0.72
11.5000 - 11.9999                       13
                                                       1,633,372          0.30
12.0000 - 12.4999                        3
                                                         228,849          0.04
12.5000 - 12.9999                        2
                                                         132,381          0.02
TOTAL:                                  3,766                           100.00
                                                     550,104,892
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NEXT INTEREST RATE ADJUSTMENT      NUMBER     CURRENT PRINCIPAL     % OF CURRENT
DATE                                  OF                              PRINCIPAL
TERM                                LOANS          BALANCE             BALANCE
2003-04                                 1                284,649         0.05
2003-05                                 3                449,988         0.08
2003-06                                 1                474,277         0.09
2003-07                                 4              1,109,693         0.20
2003-08                                 3                286,299         0.05
2003-09                                 2                288,871         0.05
2003-10                                 2                484,976         0.09
2004-02                                 2                471,276         0.09
2004-03                                 1                 43,680         0.01
2004-04                                 1                 42,900         0.01
2004-07                                 4                467,726         0.09
2004-08                                 8                830,555         0.15
2004-09                                20              2,416,589         0.44
2004-10                                54              9,043,526         1.64
2004-11                               166             24,881,897         4.52
2004-12                               430             65,979,603        11.99
2005-01                               872            137,942,398        25.08
2005-02                               763            100,847,110        18.33
2005-03                               244             32,782,655         5.96
2005-04                                 2                388,550         0.07
2005-05                                 2                274,470         0.05
2005-07                                 3                369,198         0.07
2005-08                                 2                387,913         0.07
2005-09                                 1                 69,069         0.01
2005-10                                 9              1,241,396         0.23
2005-11                                15              2,001,924         0.36
2005-12                                81             11,665,779         2.12
2006-01                               431             58,982,772        10.72
2006-02                               440             58,576,519        10.65
2006-03                                94             13,002,744         2.36
2006-04                                 2                325,500         0.06
2006-12                                 1                167,083         0.03
2007-09                                 1                339,675         0.06
2007-11                                 5              1,902,643         0.35
2007-12                                 6              1,792,262         0.33
2008-01                                 5              2,133,613         0.39
2008-02                                48              8,673,792         1.58
2008-03                                16              3,144,125         0.57
2008-04                                 1                400,000         0.07
2008-12                                 1                323,395         0.06
2009-12                                 3              1,320,873         0.24
2010-01                                 3              1,072,707         0.20
2010-02                                10              1,684,971         0.31
2010-03                                 2                328,850         0.06
2010-04                                 1                406,400         0.07
TOTAL:                              3,766            550,104,892       100.00
--------------------------------------------------------------------------------